UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2018
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2017, Merit Medical Systems, Inc. ("Merit") entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Becton, Dickinson and Company (“BD”), pursuant to which Merit proposed to acquire from BD various assets related to (i) a tunneled home drainage catheter product line then owned by C.R. Bard, Inc., a New Jersey corporation (“Bard”) and (ii) a soft tissue core needle biopsy product line owned by BD (collectively, the “Corfu-Rhodes Product Lines) exchange for a purchase price of $100 million, subject to adjustment for fluctuations in the value of transferred inventory. Pursuant to the terms of the Purchase Agreement, on February 14, 2018, Merit closed the acquisition of the Corfu-Rhodes Product Lines.

The purchased assets include the soft tissue core needle biopsy products marketed under the trade names of Achieve™ Programmable Automatic Biopsy System, Temno™ Biopsy System, and Tru-Cut™ Biopsy Needles previously sold by BD, as well as the Aspira® Pleural Effusion Drainage Kits and the Aspira® Peritoneal Drainage System previously sold by Bard.

Safe Harbor for Forward-Looking Statements

This Current Report, including the exhibit hereto, contains statements which are not purely historical, including, without limitation, statements regarding Merit’s forecasted plans, revenues, net income, financial results, operating margin, cash flow, facility utilization or sales efficiencies with respect to the acquisition of the Corfu-Rhodes Product Lines.  Such statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties include the following: Merit’s potential inability to successfully manage the completed acquisition and achieve anticipated financial results, facilities utilization and other anticipated benefits; uncertainties as to whether Merit will achieve sales, gross margin, cash flow and profitability results from the acquired assets which are comparable to the experience of BD and Bard; unknown costs and risks associated with the acquired assets; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit or the acquired assets; how the occurrence of any unanticipated event or cost in connection with the completed transaction may affect Merit’s ability to comply with debt covenants; infringement of acquired technology or the assertion that acquired technology infringes the rights of other parties; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with Merit’s suppliers, or failure of such suppliers to perform, in each case including acquired supplier relationships; the effects of fluctuations in exchange rates on projected financial results; development of new products and technology that could render Merit’s existing or acquired products obsolete; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referred to in Merit’s Annual Report on Form 10-K for the year ended December 31, 2016 and other materials filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The purchase price paid under the Purchase Agreement was funded through a draw down under the Second Amended and Restated Credit Agreement dated July 6, 2016 (as amended on September 28, 2016, March 20, 2017 and December 13, 2017, the “Credit Agreement”) with certain lenders identified therein, Wells Fargo Bank, National Association, as administrative agent, swingline lender and Lender, and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner. Information regarding the Credit Agreement, and copies thereof, are provided in Merit’s Current Reports on Form 8-K filed with the SEC on July 6, 2016, March 20, 2017 and December 13, 2017 (including Exhibit 10.1 thereof), the exhibits to Merit’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016 filed with the SEC on August 8, 2016, and the exhibits to Merit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 1, 2017.

Item 7.01. Regulation FD Disclosure.

On February 15, 2018, Merit issued a press release, entitled “Merit Medical Closes Deal with BD for Purchase of Divestment Assets” related to the Purchase Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report.
The information contained in this Item 7.01 and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Merit specifically incorporates the information by reference. By filing this Current Report and furnishing this information, Merit makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

On December 4, 2017, the Securities and Exchange Commission (the “SEC”), pursuant to its authority under Rule 3-13 of Regulation S-X granted Merit a waiver from the requirements under Rule 3-05 and Article 11 of Regulation S-X to file the audited financial statements and related pro forma financial information related to Merit’s acquisition of the Corfu-Rhodes Product Lines. Merit submitted a request for such waiver because, among other things, it was impractical to obtain the information necessary to prepare complete U.S. GAAP financial statements for the Corfu-Rhodes Product Lines because they represented relatively small product lines from two large, consolidated companies and had never been accounted for on a stand-alone basis. In addition, Merit believes that, even if it were able to obtain the information and make the estimates to retroactively produce such financial statements, the information would not have been material or meaningful, and may be misleading, to investors. Accordingly, such Item 9.01(a) financial information is omitted.

(b) Pro forma financial information.

See Explanatory Note above. Accordingly, such Item 9.01(b) financial information is omitted.

(d)   Exhibits

99.1	Press release issued by Merit Medical Systems, Inc. dated February 15, 2018 entitled "Merit Medical Closes Deal with BD for Purchase of Divestment Assets"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: February 21, 2018	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Merit Medical Systems, Inc. dated February 15, 2018 entitled "Merit Medical Closes Deal with BD for Purchase of Divestment Assets"

5